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                                                                    EXHIBIT 23.3


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 20, 1994, included in the Transco Energy Company Thrift Plan Form 11-K for the year ended December 31, 1993, and to all references to our Firm included in this Registration Statement.



                                                        ARTHUR ANDERSEN LLP




Houston, Texas
April 28, 1995